Technology Value Fund

                                  June 30, 1997
                               Semi-Annual Report

                             Second Quarter Results

    The Technology Value Fund performed extremely well in the second quarter, gaining 31.5%. In fact, Q2 was the best quarter in the Fund's history. Relative comparisons for the quarter were strong - the fund easily outpaced the broad market indices as well as all other Science and Technology Funds.

    For the quarter, TVF ranked number two among all U.S. mutual funds tracked by Lipper Analytical. This makes three out of the last eight quarters in which the Fund has placed either first or second among all funds.

    Performance was lead by the Electronic Design Automation and Semiconductor sectors. Medical, Networking and Peripherals stocks also performed well. All sectors made money during the quarter.

    More importantly, we are pleased that the Fund's first half and twelve month performance figures compare favorably with the indices as well as with other Science and Technology Funds. Although it is gratifying to post a great quarter, we are well aware that long term investors are best rewarded by consistently strong results.



                              Long Term Performance

    The chart below shows the monthly performance of the Technology Value Fund (since inception) versus the three most commonly referenced market indices: The Dow Jones Industrial Average, the Standard & Poor's 500 index, and the NASDAQ composite index. (Note: Each of these indices represent an unmanaged, broad-based basket of stocks. They are typically used as a proxy for overall market performance.)

                                   Performance
                            (returns as of 06/30/97)
===============================================================================

                                             Avg. Ann.
                                       1     05/20/94-
               Q2 '97      YTD       Year    06/30/97
-------------------------------------------------------------------------------
TVF            31.50%    19.40%     38.41%    54.42%
-------------------------------------------------------------------------------
DJIA           17.06%    20.12%     38.59%    28.75%
-------------------------------------------------------------------------------
S&P 500        17.46%    20.61%     34.70%    26.70%
-------------------------------------------------------------------------------
NASDAQ         18.23%    11.94%     22.08%    25.07%
-------------------------------------------------------------------------------

         Relative Performance: Technology Value Fund vs. Market Indices

               TVF PERFORMANCE AS OF JUNE 30, 1997

One-Year Return                                     +38.4%
Average Annual Return Since Inception*              +54.4%
Average Annual Return Since Effectiveness**         +59.7%

* TVF inception on 05/20/94     ** TVF effectiveness: 12/15/94 (per SEC)
===============================================================================

MOUNTAIN CHART
                                           TVF                         DJIA                    NASDAQ                   S&P 500
                                           ---                         ----                    ------                   -------
5/20/94                                  $10,000                      $10,000                  $10,000                  $10,000
5/31/94                                  $10,040                      $10,004                  $10,108                  $10,013
6/30/94                                   $9,190                       $9,666                   $9,706                   $9,768
7/31/94                                   $9,430                      $10,045                   $9,929                  $10,088
8/31/94                                  $10,510                      $10,489                  $10,527                  $10,502
9/30/94                                  $11,200                      $10,320                  $10,510                  $10,246
10/31/94                                 $12,170                      $10,504                  $10,690                  $10,475
11/30/94                                 $11,830                      $10,094                  $10,316                  $10,094
12/31/94                                 $12,530                      $10,372                  $10,339                  $10,244
1/31/95                                  $12,412                      $10,407                  $10,386                  $10,509
2/28/95                                  $13,215                      $10,905                  $10,926                  $10,919
3/31/95                                  $13,333                      $11,325                  $11,260                  $11,241
4/30/95                                  $14,436                      $11,778                  $11,634                  $11,572
5/31/95                                  $14,543                      $12,217                  $11,930                  $12,034
6/30/95                                  $15,742                      $12,487                  $12,890                  $12,314
7/31/95                                  $17,980                      $12,913                  $13,832                  $12,722
8/31/95                                  $19,212                      $12,691                  $14,103                  $12,754
9/30/95                                  $20,679                      $13,206                  $14,435                  $13,293
10/31/95                                 $20,047                      $13,122                  $14,335                  $13,245
11/30/95                                 $20,294                      $14,053                  $14,663                  $13,827
12/31/95                                 $20,194                      $14,194                  $14,577                  $14,093
1/31/96                                  $20,063                      $14,976                  $14,687                  $14,573
2/29/96                                  $21,454                      $15,274                  $15,255                  $14,708
3/31/96                                  $21,585                      $15,581                  $15,273                  $14,849
4/30/96                                  $26,984                      $15,539                  $16,513                  $15,068
5/31/96                                  $30,751                      $15,801                  $17,251                  $15,457
6/30/96                                  $27,970                      $15,855                  $16,444                  $15,516
7/31/96                                  $26,316                      $15,519                  $14,997                  $14,830
8/31/96                                  $27,400                      $15,817                  $15,845                  $15,143
9/30/96                                  $30,291                      $16,594                  $17,035                  $15,996
10/31/96                                 $29,251                      $17,023                  $16,962                  $16,437
11/30/96                                 $32,786                      $18,470                  $17,952                  $17,679
12/31/96                                 $32,422                      $18,293                  $17,934                  $17,329
1/31/97                                  $34,915                      $19,337                  $19,170                  $18,411
2/28/97                                  $31,886                      $19,579                  $18,189                  $18,556
3/31/97                                  $29,438                      $18,771                  $16,980                  $17,793
4/30/97                                  $31,039                      $19,998                  $17,532                  $18,856
5/31/97                                  $38,053                      $20,972                  $19,484                  $20,004
6/30/97                                  $38,714                      $21,974                  $20,075                  $20,900

NOTE:The Fund's performance information assumes reinvestment of all dividends and includes all fund expenses. Past performance does not guarantee future results. Both the return from and the principal value of an investment in the Fund will fluctuate so that any investor's shares, when redeemed, may be worth more or less than their original cost.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

                              Portfolio Discussion

    Assets under management more than doubled during the quarter - from $50.6M to $108.7M. Most of the new cash was employed in the medical, semiconductor and networking sectors. Sector performance varied from a slight gain in the semiconductor equipment stocks to very strong returns by the EDA group. All sectors posted positive performance.

    The chart below details the Fund's holdings by sector as of 06/30/97. Our weighting in semiconductors declined from 37.4% to 30.3%. Our best performers were PMC-Sierra, Dallas Semiconductor, Triquint, Level One and Quality Semiconductor. AMD and Texas Instruments declined in value. We established a new position in Texas Instruments, re-established a position in Vitesse, and closed our position in C-Cube Microsystems.

    Our investment in semiconductor capital equipment declined from 1.3% to .76%. We established a new position in KLA-Tencor and closed out our position in
Novellus.

    The Fund's weighting in Electronic Design Automation (EDA) stocks fell from 11.2% to 7.7%. We added to our position in Avant!, established a new position in Technology Modeling Associates, and sold our Synopsys shares.

    Our weighting in the medical sector expanded from 19.6% to 24.8%. We established new positions in Cardiothoracic Systems, Chiron, Endocardial Solutions, HCIA and Mariner Health Care. We closed our positions in Occu Systems and Regeneron.

    Our weighting in networking declined slightly, from 20.4% to 20.1%. Our best performers were US Robotics and Cisco Systems. We added significantly to our positions in Cisco and Cascade. US Robotics was acquired by 3Com.


===============================================================================
                        Top 5 Stocks by $ Gain in Q2 1997
-------------------------------------------------------------------------------
Stock                Symbol         $ Gain       % Gain
-------------------------------------------------------------------------------

PMC-Sierra          PMCS        3,314,375    60.49
Arterial Vascular   AVEI        3,008,528    96.13
Avant!              AVNT        1,476,285    41.38
3Com/USRobot.    COMS/USRX      1,355,000    29.77
Level One           LEVL        1,177,533    43.05
===============================================================================


===============================================================================
                      Bottom 5 Stocks by $ Loss in Q2 1997
-------------------------------------------------------------------------------
Stock                 Symbol       $ Loss   % Loss
-------------------------------------------------------------------------------

Cascade Comm.         CSCC       837,588      15.14
Advanced Micro        AMD        225,000      13.55
Ascend                ASND        82,500       3.37
Novellus              NVLS        57,500      27.78
Texas Instruments     TXN         26,825       0.77
-------------------------------------------------------------------------------

    Fund Holdings by Sector as of 06/30/97
Pie Chart:
EDA                 7.6%
Semiconductors     30.3%
Semi Equip          0.8%
Networking         20.1%
Peripherals         3.4%
Cash               13.0%
Medical            24.8%
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

                               Portfolio Snapshot
                         Technology Value Fund 06/30/97
-------------------------------------------------------------------------------
  Security                  Shares        Price        Market Value
-------------------------------------------------------------------------------

3 Com                        131,250       45            $5,906,250
Advanced Micro                40,000       36            $1,440,000
Affymetrix                    40,000       34 3/4        $1,390,000
Amgen                         10,000       58 1/8          $581,250
Applied Materials              5,000       70 13/16        $354,063
Arterial Vascular1            90,700       32 3/16       $6,138,156
Ascend                        60,000       39 3/8        $2,362,500
Avanti                       156,100       32 5/16       $5,043,981
Cabletron Systems             25,000       28 5/16         $707,813
Cardiometrics                281,700        7 11/16      $2,165,569
Cardiothoracic Sys           199,800       14            $2,797,200
Cascade Comm.                170,000       27 5/8        $4,696,250
Centocor                      35,000       31 1/16       $1,087,187
Chiron                        25,000       20 7/8          $521,875
Cisco Systems                130,000       67 1/8        $8,726,250
Dallas Semi                   50,200       39 1/4        $1,970,350
Endocardial Solutions        120,000        9 7/8        $1,185,000
Endosonics                   340,000       10 7/8        $3,697,500
Everest Medical               35,000        3 1/8          $109,375
HCIA, Inc.                    15,900       33 1/2          $532,650
HMT Technology                60,000       12 15/16        $776,250
IKOS                         150,000       21 3/8        $3,206,250
Intel                         20,000      141 13/16      $2,836,250
Iomega                       150,000       19 7/8        $2,981,250
KLA-Tencor Corp.              10,000       48 3/4          $487,500
Lattice Semi                 110,000       56 1/2        $6,215,000
Level One                    101,800       38 7/16       $3,912,938
Mariner Health Care          269,000       15 7/16       $4,152,687
MedCath                       17,100       14 7/8          $254,362
Medtronic                     40,000       81            $3,240,000
Medwave                       21,300       13 1/4          $282,225
Mini-Med                      32,400       26 5/8          $862,650
PMC-Sierra                   370,000       26 1/4        $9,712,500
Quality Semi                 237,800       10 5/8        $2,526,625
Silicon Valley Re.           110,000        1              $110,000
Technology Modeling           17,500       13 5/8          $238,437
Texas Instruments             40,000       84 1/16       $3,362,500
Triquint                      79,500       34 3/8        $2,732,813
Vitesse                       35,000       32 11/16      $1,144,063
Cash-                     14,455,888        1           $14,455,888
===============================================================================
  Total Investments                                    $114,903,407
===============================================================================

    Portfolio snapshots are available through the Fund's e-mail auto-responder. To obtain a snapshot, send any e-mail message to: TVF@mailback.com. The month-end snapshot will be posted near the end of the following month.


                               The Doctors' Choice

    New surgical instruments and techniques will change the way most coronary bypass operations are performed. Minimally invasive cardiac surgery (MICS) makes it possible for surgeons to perform open-heart surgery without a sternotomy (cracking open the patient's chest). Access to the heart is achieved through relatively small incisions made between the ribs.

    Although angioplasty is less invasive than MICS, its beneficial effects are short-lived in about 40% of the cases. Normal coronary bypass operations have a much higher success rate, but are also much more traumatic for the patient. If the success rate for MICS equals that of standard open procedures, MICS could become the procedure of choice, offering the best trade-off between trauma and effectiveness.

     Two companies are currently leading this revolution. Cupertino-based Cardiothoracic Systems, Inc. (CTSI) currently leads in the number of procedures performed, and the number of surgical teams trained. Redwood City based, Heartport, Inc. (HPRT) is ahead in sales and market value.

                                     Doctors   Wall Street
                                     Choice      Choice
                                     (CTSI)      (HPRT)
CLINICAL COMPARISON
  Q2 Bypass Procedures                1,700         660
  Total Bypass Procedures             3,100       1,200
  Surgical Teams Trained                260         128

FINANCIAL COMPARISON ($ MILLIONS)
  Q2 Revenues                          $2.8        $4.7
  Q2 Losses                            $4.8       $14.6
  Market Cap.                          $175        $493

    Although both companies are growing their procedure volumes at a healthy rate, CTSI has a significant lead in training surgeons. The number of trained surgical teams which prefer one procedure over the other is probably the best predictor of each company's relative share of the patients who could be treated equally well by either system.

    As things are now developing, the future "average" patient, about 50% of the cases, would be treated with a combination of CTSI's system, balloon angioplasty, and/or stents. The more "difficult" cases will more likely be performed on a stopped heart using Heartport's system. The "less" difficult cases will continue to be candidates for balloon angioplasty alone.

    Between the two companies, we believe CTSI is currently the better investment. CTSI is closer to breaking into profitability, is getting more procedures done, and has trained more surgical teams than HPRT. And, CTSI's market cap is less than 50% of HPRT's. Whenever Wall Street and the physician community disagree on the value of a medical technology, I will always be on the physicians' side because I think the doctors have better medical judgement than Wall Street. TVF has accumulated a position in CTSI at prices ranging from $12 to $14. We think CTSI could be trading between $28 and $30 within 2 years. Heartport may also be a good investment. Although at its current valuation, we want to see more clinical data to justify its higher price.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

                            Calculated Risk Pays Off

     In our 1996 annual report, we reported that Cardiometrics (CFLO) had announced an agreement to be acquired by Endosonics (ESON) for a package of securities and cash valued at a minimum of $9 per share. With CFLO's stock then trading at 7 1/2, we calculated that if it took 3 months to close the deal an investment in CFLO stock could give you an annualized return of about 107%. We liked this risk/reward profile, so the fund started buying.

    By the time we issued our Q197 report to shareholders, CFLO had fallen to around $6 and the value of the package of securities Endosonics had agreed to pay for each CFLO share had fallen to $7.46 (valued at 5/16/97). Our Q197 report outlined our reasons for adding to our positions in both Endosonics (then at $9.50) and Cardiometrics.

    On July 24, 1997, Endosonics completed the acquisition of Cardiometrics. CFLO stockholders received 0.35 of a newly issued share of ESON common stock,
0.1364 of a share of CardioVascular Dynamics Inc. (CCVD) common stock and $3 in cash, in exchange for each CFLO share.

    Between February 3, 1997 and June 3, 1997 the fund purchased a total of 281,700 shares at an average price of $7.43. As of July 30, 1997, the cash and securities exchanged for each CFLO share was worth a total of $9.10. The fund's internal rate of return on its CFLO investment was 56%. Endosonics is currently trading at 13 7/8, an increase of 46% since our Q197 report.

                          Three Trends You Can Count On

    BROADBAND ACCESS TO THE HOME: Cable TV and On-line information services have clearly demonstrated two things: One, that people love greater access to information, and two, that they are unwilling to pay a premium for it. Furthermore, consumer behavior is evolving as people learn how to make fuller use of their new capabilities. The combination of increasing user sophistication and ever richer content should lead to years of growing consumer demand for bandwidth.

    There are a number of competing technologies aimed at providing more information to the home. These include cable modems, Direct Broadcast Satellite, and the various flavors of Digital Subscriber Line techniques (xDSL).

    Balancing our two assumptions: the need for a "wider information pipe", and the price sensitivity of the typical consumer, we observe that the easier-and-cheaper-to-deploy mousetrap could easily win-out over the better mousetrap. We are therefore investing in companies that can provide and apply practical technology to this opportunity.

    EXPANSION OF THE COMMUNICATIONS BACKBONE: If we believe that "broadband to the home" is inevitable because people want it, then it stands to reason that once it's in place, people will use it aggressively. As surely as having more cars jams surface streets and freeways alike, upgrading the edges of a network puts amazing pressure on the central backbone.

    This pressure will come not only from the home, but from the workplace as well. Companies are upgrading their Local Area Networks as fast as they can. The combination of faster upgraded LAN's, along with new deployments, will place greater demands on the corresponding Wide Area Networks which, in turn, will stress the backbone like never before.

    That the backbone will have to expand is not in dispute. It is the magnitude of the coming change that goes unappreciated. Most people understand, for example, that a 56K modem can download information almost four times as fast as a 14.4K modem, or that a 1% growth in phone lines translates into an increase of at least 1% in phone traffic, but we fail to note the gradual, often subtle changes in how we use technology. More often than not, it is the secondary changes that prove to be most profound.

    A good example of a behavioral change is the fax machine, which fundamentally altered the basic demand each of us places on the telephone network. But most do not appreciate that many more such fundamental shifts lie ahead. Most of us are still so busy learning how to best utilize simple-text e-mail, that we don't stop to ponder the ramifications of having the ability to e-mail a photograph, then an entire photo album and even a home video to a distant relative.

    Although we can't say exactly how people's behavior will change, it's a safe bet that it will. Whatever form these changes take, they are sure to create problems and bottlenecks in the communications infrastructure - and we'll be looking to invest in the companies that can best take advantage of those opportunities.

    BETTER-FASTER-CHEAPER-SMALLER: The chip industry pushes the rest of high-tech along by constantly shrinking current products onto future designs which are either more feature-rich, less expensive, or both. In order to continue down this path, the semiconductor industry will need help from both Electronic Design Automation (EDA) and Process Technology companies.

    Within the EDA realm, chip companies will face severe challenges at either end of the design process. At the transistor level, designers will find that the basic assumptions of device modeling will need to be revisited at the "deep sub-micron" level. Basic transistor behavior will need to be re-examined (and "re-modeled") as second-order effects become nontrivial.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

    At the other end of the design process, the task of verifying designs of ever-increasing complexity is becoming untenable. New techniques will soon be an absolute requirement for any chip company wishing to hit its market windows on time. The challenge for us is to invest in those EDA companies which provide the right solutions to tomorrow's challenges.

    But all of this is moot if you can't physically build the chip. In order to pack more transistors into a given area, chip companies are thinking in all three dimensions - adding more layers of interconnect, for instance, as well as shrinking line geometries.

    Building more layers on a chip sounds like an easy way to increase the density of a device, but there are considerable complications involved. Each process step, whether it's an etch, a deposition, an oxide growth or even an implant, assumes a flat surface, but leaves an uneven one. Past a certain point, the loss of planarity makes further process steps impractical.

    Hence the need for Chemical/Mechanical Planarization (CMP). By precisely applying a fine mixture of chemical abrasives, CMP equipment can re-planarize a wafer in mid-process. This effectively enables the manufacture of higher density, and therefore lower cost, devices. We believe that we are witnessing the early stages of industry-wide adoption of this process, and are looking to invest heavily in the emerging leaders.


                    Automatic Investing in TVF Now Available

    Once you establish a direct account with Interactive Investments, you may now automatically add a minimum of $50 per month. Investing fixed sums at regular intervals brings the power of dollar cost averaging to your TVF account. Call our Shareholder Services Office at the toll-free number listed below for details.



                        Money Market Fund Also Available

    For our clients with direct accounts, a money market account is now available. Call our Shareholder Services Office at the toll-free number listed below and request a prospectus for details.



                  Staying Current on the Technology Value Fund
===============================================================================

    Newspaper Listing                               TECH VALUE
                                                   - - - - - - - - -
    Web Site                                        WWW.TECHFUNDS.COM
                                                   - - - - - - - - -
    Ticker Symbol                                   TVFQX
                                                   - - - - - - - - -
    Getting Info Via Email                          Send any email message to:
         General Info and Portfolio Holdings        TVF@MAILBACK.COM
         Application and Prospectus                 PROSPECTUS@MAILBACK.COM
                                                   - - - - - - - - -
    Getting Info Via U.S. Mail                      1-888-TVF-FUND
                                                   - - - - - - - - -
    Direct Account Shareholder Services             1-888-884-2675

===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

                                     Outlook

    Given that the first quarter's 9.2% decline was our worst ever, and that the second quarter's 31.5% gain was our best ever, we feel it's safe to say that 1997 is already shaping up to be a year of sharp contrasts and interesting lessons. Although active traders had ample opportunity to make and lose money, patient investors enjoyed a very respectable 19.4% gain over the first six months, demonstrating that often, the best way to react to volatility is to ignore it.

    Looking forward, we are excited about the potential of the medical and electronic industries, as they continue to offer unique new possibilities to the world through the creative application of technology. Our portfolio represents the collection of companies which we feel have the greatest potential to benefit from this on-going renaissance.

    We would like to take this opportunity to once again thank our shareholders, both new and old, for their patience and confidence in us.


/s/KEVIN LANDIS                           /s/KEN KAM
KEVIN LANDIS                              KEN KAM
Portfolio Manager, Electronic Technology  Portfolio Manager, Medical Technology
Technology Value Fund                     Technology Value Fund



                           Important Legal Disclosures

    This report is provided for the general information of TVF shareholders and is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing in high technology and medical technology stocks entails certain risks, including increased volatility of share value. Investors are encouraged to read the prospectus carefully. Copies of the most recent prospectus are available on the Fund's web site, or by calling 1 (888) TVF-FUND. You may also request the most recent prospectus from the following brokers: Charles Schwab's OneSource, Fidelity Investments, Jack White & Co., and National Investors Service Corporation.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)
ASSETS

Investments in securities, at value (cost $85,127,710) (Note 1)                         $   100,447,519
Investments in repurchase agreements (Note 1)                                                14,455,000
Cash                                                                                                888
Receivable for capital shares sold                                                            2,178,471
Dividends and interest receivable                                                                 6,286
Other assets                                                                                     11,578
                                                                                        ----------------
      TOTAL ASSETS                                                                      $   117,099,742
                                                                                        ----------------

LIABILITIES

Payable to affiliates (Note 3)                                                                  149,255
Payable for capital shares redeemed                                                              67,800
Payable for securities purchased                                                              8,136,375
                                                                                        ----------------
      TOTAL LIABILITIES                                                                 $     8,353,430
                                                                                        ----------------

NET ASSETS                                                                              $   108,746,312
                                                                                        ================

Net assets consist of:
Paid-in capital (Note 1)                                                                $    94,180,157
Accumulated net investment loss                                                                (432,532)
Accumulated net realized losses from security transactions                                     (321,122)
Net unrealized appreciation on investments                                                   15,319,809
                                                                                        ----------------
Net assets                                                                              $   108,746,312
                                                                                        ================

Shares of beneficial interest outstanding
      (unlimited number of shares authorized, no par value)                                   3,432,876
                                                                                        ================

Net asset value, offering price and redemption price per share (Note 1)                 $         31.68
                                                                                        ================

                 See accompanying notes to financial statements.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997 (unaudited)
===============================================================================

INVESTMENT INCOME
Interest income                                                  $     134,711
Dividend income                                                         12,344
                                                                 --------------
     TOTAL INVESTMENT INCOME                                           147,055
                                                                 --------------

EXPENSES

Investment management fees (Note 3)                                    304,127
Administration  fees (Note 3)                                          275,460
                                                                 --------------
     TOTAL EXPENSES                                                    579,587
                                                                 --------------

NET INVESTMENT LOSS                                                   (432,532)
                                                                 --------------

REALIZED AND UNREALIZED GAINS/
(LOSSES) ON INVESTMENTS

Net realized losses from security transactions                        (257,726)
Net increase in unrealized appreciation on investments              13,094,571
                                                                 --------------

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS                                                      12,836,845
                                                                 --------------

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                                       $  12,404,313
                                                                 ==============

                 See accompanying notes to financial statements.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675


STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended June 30, 1997 and December 31, 1996
=====================================================================================================
                                                                   Six Months
                                                                       Ended                Year
                                                                     06/30/97               Ended
                                                                    (unaudited)           12/31/96
                                                               ----------------       ---------------
FROM OPERATIONS
      Net investment loss                                      $      (432,532)       $     (103,853)
      Net realized gains/(losses) from security transactions          (257,726)            2,546,140
      Net change in unrealized appreciation on investments          13,094,571             1,675,722
                                                               ----------------       ---------------
Net increase in net assets from operations                          12,404,313             4,118,009
                                                               ----------------       ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS

      Distributions from net realized gains                           (238,678)          (2,244,807)
                                                               ----------------       ---------------

FROM CAPITAL SHARE TRANSACTIONS (A)

      Proceeds from shares sold                                     98,197,767            35,670,929
      Net asset value of shares issued in
         reinvestment of distributions to shareholders                 164,773             1,153,485
      Payments for shares redeemed                                 (36,885,965)          (6,274,508)
                                                               ----------------       ---------------
Net increase in net assets from capital share transactions          61,476,575            30,549,906
                                                               ----------------       ---------------

TOTAL INCREASE IN NET ASSETS                                        73,642,210            32,423,108


NET ASSETS

      Beginning of period                                           35,104,102             2,680,994
                                                               ----------------       ---------------
      End of period                                            $   108,746,312         $  35,104,102
                                                               ================       ===============

(a)   CAPITAL SHARE ACTIVITY:
      Shares sold                                                    3,432,255             1,435,204
      Shares issued in reinvestment of distributions
          to shareholders                                                6,840                43,942
      Shares redeemed                                               (1,322,851)             (307,953)
                                                               ----------------       ---------------
      Net increase in shares outstanding                             2,116,244             1,171,193
      Shares outstanding, beginning of period                        1,316,632               145,439
                                                               ----------------       ---------------
      Shares outstanding, end of period                              3,432,876             1,316,632
                                                               ================       ===============


                 See accompanying notes to financial statements.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
===============================================================================================================================
                                                              Six Months
                                                                 Ended             Year              Year         Period From
                                                               06/30/97            Ended             Ended        05/20/94 (a)
                                                              (unaudited)        12/31/97          12/31/95       to 12/31/94
                                                              -----------        ----------       ---------        ---------

Net asset value at beginning of period                        $   26.66           $  18.44        $  11.70         $ 10.00
                                                              -----------        ----------       ---------        ---------
Income from investment operations:
   Net investment loss                                            (0.07)             (0.08)          (0.14)          (0.03)
   Net realized and unrealized gains on investments                5.21              11.20            7.28             2.56
                                                              -----------        ----------       ---------        ---------
Total from investment operations                                   5.14              11.12            7.14             2.53
                                                              -----------        ----------       ---------        ---------

Less distributions:
   Distributions from net realized gains                          (0.12)             (2.90)          (0.40)           (0.83)
                                                              -----------        ----------       ---------        ---------
Net asset value at end of period                              $   31.68           $  26.66         $ 18.44          $ 11.70
                                                              ===========        ==========       =========        =========

Ratios and supplemental data:

Total return                                                      39.1% (c)          60.5%           61.2%            25.3% (b)
                                                              ===========        ==========       =========        =========
Net assets at end of period (millions)                        $  108.7            $  35.1          $  2.7          $  0.2
                                                              ===========        ==========       =========        =========
Ratio of expenses to average net assets                          1.89%  (c)          1.81%           1.98%           1.96%  (c)

Ratio of net investment loss to average net assets             (1.41%)  (c)        (0.55%)         (1.45%)          (1.29%) (c)

Portfolio turnover rate                                            41%  (c)           43%             45%            56%

Average commission rate per share                           $   0.0380            $0.0426             N/A            N/A


(a)  Commencement of operations.
(b)  Not annualized.
(c)  Annualized.




                 See accompanying notes to financial statements.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited)
===============================================================================
1.    SIGNIFICANT ACCOUNTING POLICIES

      The Technology Value Fund (the Fund) is a non-diversified series of Interactive Investments Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Delaware business trust on November 8, 1993. The Fund commenced operations on May 20, 1994. The public offering of shares of the Fund commenced on January 3, 1995.

      The primary investment objective of the Fund is long-term growth of capital. Receipt of income is a secondary objective, as some investments may yield dividends, interest or other income. The Fund will invest primarily in securities of companies in the high technology and medical fields which are believed to be undervalued and have potential for capital appreciation. The Fund may also invest portions of its total assets in securities that entail special risks, such as foreign securities and securities of unseasoned issuers.

      The following is a summary of the Fund's significant accounting policies:

      Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded on a national stock exchange or are quoted by NASDAQ are valued based upon the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange, or, if not traded, at the most recent bid price. Securities which are traded over-the-counter, and which are not quoted by NASDAQ, are valued based on the most recent bid price as obtained from one or more of the major market makers for such securities.

      Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

      Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

      Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

      Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

      Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

      In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

      As of June 30, 1997, net unrealized appreciation on investments was $15,319,809 for federal income tax purposes, of which $19,985,183 related to appreciated securities and $4,665,374 related to depreciated securities based on a federal income tax cost basis of $85,127,710.

2.     INVESTMENT TRANSACTIONS

      During the six months ended June 30, 1997, purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $66,155,604 and $12,043,457, respectively.

3.    TRANSACTIONS WITH AFFILIATES

      Certain trustees and officers of the Trust are also officers of Interactive Research Advisers, Inc. (the Adviser) or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

      INVESTMENT ADVISORY AGREEMENT

      The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Adviser is responsible for (i) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (ii) compensation of the Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and (iii) expenses of printing and distributing the Fund's Prospectus and sales and advertising materials to prospective clients.

      For the services provided by the Adviser under the Advisory Agreement, the Adviser receives from the Fund a management fee, computed and accrued daily and paid monthly, equal to 1% per annum of the Fund's average daily net assets.

      ADMINISTRATION AGREEMENT

      The Trust has entered into a separate contract with the Adviser wherein the Adviser is responsible for providing administrative and supervisory services to the Fund (the Administration Agreement). Under the Administration Agreement, the Adviser oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act.

      Under the Administration Agreement, the Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Adviser has also assumed responsibility for payment of all of the Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

      For the services rendered by the Adviser under the Administration Agreement, the Adviser receives a fee at the annual rate of .95% of the Fund's average daily net assets.

      The Adviser has retained Countrywide Fund Services, Inc. (the Transfer Agent) to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist the Adviser in providing executive, administrative and regulatory services to the Fund. The Transfer Agent is an indirect wholly owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange-listed company principally engaged in the business of residential mortgage lending. The Adviser (not the Fund) pays the Transfer Agent's fees for these services.

4.     SPECIAL MEETING OF SHAREHOLDERS

      On July 21, 1997, a special meeting of shareholders of the Fund was held at which a new investment advisory agreement with the Adviser (the New Advisory Agreement) was approved. The New Advisory Agreement increases the investment management fees payable by the Fund to the Adviser from an annual rate of 1% of the Fund's average daily net assets to an annual rate of 1.50%. However, due to a corresponding decrease in the administration fees payable by the Fund to the Adviser, the Fund's total operating expenses will not increase as a result of the New Advisory Agreement.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675


PORTFOLIO OF INVESTMENTS
June 30, 1997 (unaudited)
                                                                % of                                                Unrealized
   COMMON STOCKS                                     SHARES     TOTAL          COST          MARKET VALUE          GAIN/(LOSS)
   -------------                                     -------    -----     ------------       ------------         -------------
   ELECTRONIC DESIGN AUTOMATION
   IKOS Systems, Inc. *                              150,000              $  2,902,150       $  3,206,250         $    304,100
   Avant! Corp. *                                    156,100                 3,755,583          5,043,981            1,288,398
   Silicon Valley Research *                         110,000                   514,556            110,000            (404,556)
   Technology Modeling Associates. Inc. *             17,500                   241,563            238,437              (3,126)
                                                                            ----------            -------              -------
        TOTAL ELECTRONIC DESIGN AUTOMATION                         7.9%      7,413,852          8,598,668            1,184,816
                                                                             ---------          ---------            ---------

   MEDICAL

   HCIA, Inc. *                                       15,900                   367,136            532,650              165,514
   Affymetrix, Inc. *                                 40,000                 1,119,513          1,390,000              270,487
   Amgen, Inc. *                                      10,000                   499,790            581,250               81,460
   Arterial Vascular Engineering, Inc. *             190,700                 3,208,433          6,138,156            2,929,723
   Cardiometrics, Inc. *                             281,700                 2,093,544          2,165,569               72,025
   Cardiothoracic Systems, Inc. *                    199,800                 2,716,776          2,797,200               80,424
   Centocor, Inc. *                                   35,000                 1,091,585          1,087,187              (4,398)
   Chiron Corp. *                                     25,000                   461,937            521,875               59,938
   Endocardial Solutions, Inc. *                     120,000                 1,144,800          1,185,000               40,200
   Endosonics Corp. *                                340,000                 3,742,390          3,697,500             (44,890)
   Everest Medical Corp.                              35,000                   135,513            109,375             (26,138)
   Mariner Health Group, Inc. *                      269,000                 3,087,802          4,152,687            1,064,885
   Medcath, Inc. *                                    17,100                   309,058            254,362             (54,696)
   Medtronic, Inc.                                    40,000                 2,646,930          3,240,000              593,070
   Medwave, Inc. *                                    21,300                   240,902            282,225               41,323
   Minimed, Inc. *                                    32,400                   880,346            862,650             (17,696)
                                                                               -------            -------             --------
        TOTAL MEDICAL                                             26.7%     23,746,455         28,997,686            5,251,231
                                                                           -----------         ----------            ---------

   NETWORKING

   3 Com Corp. *                                     131,250                 4,994,326          5,906,250              911,924
   Ascend Communications, Inc. *                      60,000                 4,302,550          2,362,500          (1,940,050)
   Cabletron Systems, Inc. *                          25,000                   971,600            707,813            (263,787)
   Cascade Communications Corp. *                    170,000                 5,754,390          4,696,250          (1,058,140)
   Cisco Systems, Inc. *                             130,000                 8,241,383          8,726,250              484,867
                                                                            ----------        -----------        -------------
        TOTAL NETWORKING                                          20.6%     24,264,249         22,399,063          (1,865,186)
                                                                            ----------         ----------          -----------

   PERIPHERAL

   HMT Technology Corp. *                             60,000                   741,564            776,250               34,686
   Iomega Corp. *                                    150,000                 2,826,775          2,981,250              154,475
                                                                             ---------        -----------            ---------
        TOTAL PERIPHERAL                                           3.4%      3,568,339          3,757,500              189,161
                                                                             ---------        -----------            ---------
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

PORTFOLIO OF INVESTMENTS, continued
June 30, 1997 (unaudited)
                                                                % of                                                Unrealized
   COMMON STOCKS                                     SHARES     TOTAL          COST          MARKET VALUE          GAIN/(LOSS)
   -------------                                     -------    -----     ------------       ------------         -------------
   SEMICONDUCTOR EQUIPMENT

   Applied Materials, Inc. *                           5,000                   187,508              354,063            166,555
   KLA-Tencor Corp. *                                 10,000                   434,500              487,500             53,000
                                                                               -------           ----------       ------------
        TOTAL SEMICONDUCTOR EQUIPMENT                            0.8%          622,008              841,563            219,555
                                                                               -------           ----------        -----------

   SEMICONDUCTORS

   Advanced Micro Devices, Inc. *                     40,000                   831,600            1,440,000            608,400
   Dallas Semiconductor Corp.                         50,200                 1,312,910            1,970,350            657,440
   Intel Corp.                                        20,000                 1,574,077            2,836,250          1,262,173
   Lattice Semiconductor Corp. *                     110,000                 4,429,445            6,215,000          1,785,555
   Level One Communications, Inc. *                  101,800                 2,773,498            3,912,938          1,139,440
   PMC-Sierra, Inc. *                                370,000                 5,933,931            9,712,500          3,778,569
   Quality Semiconductor, Inc. *                     237,800                 2,048,394            2,526,625            478,231
   Texas Instruments, Inc.                            40,000                 3,491,825            3,362,500          (129,325)
   TriQuint Semiconductor, Inc. *                     79,500                 1,972,126            2,732,813            760,687
   Vitesse Semiconductor, Corp. *                     35,000                 1,145,001            1,144,063              (938)
                                                                            ----------          -----------     --------------
         TOTAL SEMICONDUCTORS                                    33.0%      25,512,807           35,853,039         10,340,232
                                                                            ----------           ----------         ----------

TOTAL COMMON STOCKS                                              92.4%      85,127,710          100,447,519         15,319,809
                                                                            ----------          -----------         ----------

                                                 FACE AMOUNT
                                                 -----------
   REPURCHASE AGREEMENTS (1)
         The Fifth Third Bank, 5.07%, dated
              6/30/97, due 7/01/97, repurchase
            proceeds $14,457,036                $ 14,455,000     13.3%      14,455,000           14,455,000
                                                                 -----    ------------        -------------

TOTAL INVESTMENTS AND
REPURCHASE AGREEMENTS                                           105.7%    $ 99,582,710        $ 114,902,519       $ 15,319,809
                                                                          =============                           ============
         Liabilities in Excess of Other Assets                   (5.7%)                          (6,156,207)
                                                                ------                        -------------


TOTAL NET ASSETS                                                 100.0%                       $ 108,746,312
                                                                 ======                       =============

*   Non-income producing security.
(1) Repurchase agreements are fully collateralized by U.S. Government obligations.



                 See accompanying notes to financial statements.
===============================================================================
Interactive Investments o 101 Park Center Plaza - Suite 1300 o
San Jose, CA  95113 o  1 (888) 884-2675

INTERACTIVE INVESTMENTS TRUST

101 Park Center Plaza, Suite 1300
San Jose, CA  95113



BOARD OF TRUSTEES

Ken Kam
Kevin Landis
Michael Lynch
Mark Taguchi



OFFICERS

Kevin Landis, President
Kendrick Kam, Secretary
Yakoub Billawala, Treasurer



INVESTMENT ADVISER

Interactive Research Advisers, Inc.
101 Park Center Plaza, Suite 1300
San Jose, CA  95113



TRANSFER AGENT / FUND ACCOUNTANT / FUND ADMINISTRATOR

Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH  45201



This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Interactive Investments' Technology Value Fund.